UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Legacy Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

____________________________________________________________________________________________________________

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

November 22, 2019

Dear Stockholder,

We cordially invite you to attend the 2019 Annual Meeting of Stockholders of Legacy Acquisition Corp. to be held on Tuesday, December 31, 2019, at 10:00 a.m., Eastern Time, at our corporate headquarters located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

The attached Notice of 2019 Annual Meeting and proxy statement describe the business we will conduct at the 2019 Annual Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held:

1.      To elect three Class I directors to hold office until the annual meeting of stockholders for 2021, each of whom shall hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

2.      To ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for Legacy Acquisition Corp. for the year ending December 31, 2019.

3.      To transact such other business as may properly come before the 2019 Annual Meeting and any adjournments or postponements thereof.

Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Your vote is extremely important regardless of the number of shares you own.

In order to ensure that your shares are represented at the 2019 Annual Meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2019 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2019 Annual Meeting.

Thank you for your continued interest in Legacy Acquisition Corp.

Sincerely,

Edwin J. Rigaud
Chairman and Chief Executive Officer

The proxy statement is dated November 22, 2019, and is first being made available to stockholders on or about November 27, 2019.

Legacy Acquisition Corp.

______________________________________________________

NOTICE OF 2019 ANNUAL MEETING
OF STOCKHOLDERS

______________________________________________________

The 2019 Annual Meeting of Stockholders of Legacy Acquisition Corp., a corporation formed under the laws of Delaware, will be held on Tuesday, December 31, 2019, at 10:00 a.m., Eastern Time, at the corporate headquarters of the company located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202 for the following purposes:

1.      To elect three Class I directors to hold office until the annual meeting of stockholders for 2021, each of whom shall hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

2.      To ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for Legacy Acquisition Corp. for the year ending December 31, 2019.

3.      To transact such other business as may properly come before the 2019 Annual Meeting and any adjournments or postponements thereof.

The proxy statement accompanying this notice describes each of these items in detail. The proxy statement contains other important information that you should read and consider before you vote.

The board of directors has set the close of business on November 22, 2019 as the record date for the 2019 Annual Meeting. Only the holders of record of our Class A common stock or Class F common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2019 Annual Meeting and any adjournment or postponement thereof. A list of the holders of record of our Class A common stock and Class F common stock will be available at the 2019 Annual Meeting and, during the 10 days prior to the 2019 Annual Meeting, at the corporate headquarters of our company located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

You can vote your shares of Class A common stock or Class F common stock by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2019 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2019 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

Cincinnati, Ohio	William C. Finn
November 22, 2019	Chief Financial Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held on December 31, 2019: This notice of meeting and the accompanying proxy statement and 2018 Annual Report on Form 10-K are available at [https://www.cstproxy.com/legacyacquisition/am2019].

Legacy Acquisition Corp.

PROXY STATEMENT SUMMARY

2019 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	December 31, 2019 10:00 a.m., Eastern Time
Place:	Corporate Headquarters of Legacy Acquisition Corp. 1308 Race Street, Suite 200, Cincinnati, Ohio 45202
Record Date:	November 22, 2019
Voting Matters and Board Recommendation
	Proposal Description	Board Recommendation	Page Number with More Information
Proposal 1	Election of three Class I directors	“FOR” all nominees	5
Proposal 2	Ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for Legacy Acquisition Corp.	“FOR”	26

This proxy statement summary contains highlights of certain information in the proxy statement. Because it is only a summary, it does not contain all the information that you should consider before voting. Please review the complete proxy statement and the Company’s Annual Report on Form 10-K for additional information.

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

______________________________________________________

PROXY STATEMENT FOR THE LEGACY ACQUISITION CORP.
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 31, 2019

______________________________________________________

This proxy statement is being furnished to the holders of the Class A common stock and Class F common stock of Legacy Acquisition Corp., a Delaware corporation (“Company”), in connection with the solicitation by our board of directors of proxies to be voted at the 2019 Annual Meeting of Stockholders of the Company (the “2019 Annual Meeting”) to be held on Tuesday, December 31, 2019, at 10:00 a.m., Eastern Time, at the corporate headquarters of the Company located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, or at any adjournment or postponement of the 2019 Annual Meeting, for the purposes set forth in the accompanying Notice of 2019 Annual Meeting. The principal executive office of the Company is located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

This Proxy Statement and the other proxy materials are first being made available on or about November 27, 2019 to all stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting. At the close of business on November 22, 2019, the record date for the 2019 Annual Meeting, there were 29,305,180 shares of Class A common stock and 7,500,000 shares of Class F common stock outstanding. Only the holders of record of our Class A common stock and Class F common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2019 Annual Meeting and any adjournment or postponement thereof.

If a stockholder executes and returns the enclosed proxy card or vote instruction form or submits vote instructions to us, the stockholder may nevertheless revoke the proxy at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by submitting revised vote instructions to us prior to 11:59 p.m. Eastern Time on Monday, December 30, 2019, in accordance with the instructions on the accompanying proxy card or vote instruction form. A stockholder who attends the 2019 Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired.

Admission to the 2019 Annual Meeting will be by admission ticket only. If you are a stockholder of record and plan to attend the 2019 Annual Meeting, retain the top portion of your proxy card as your admission ticket and bring it and a photo ID with you so that you may gain admission to the meeting. If your shares are held through a bank, broker or other nominee, please contact your nominee and request that the nominee obtain an admission ticket for you or provide you with evidence of your share ownership, and bring it and a photo ID with you so that you may gain admission to the meeting.

Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized in accordance with the instructions on the enclosed proxy card or vote instruction form prior to the start of the 2019 Annual Meeting will be voted as indicated on the proxy card or vote instruction form and if no indication is made, each such proxy will be deemed to grant authority to vote, as applicable:

PROPOSAL 1:

FOR the election of Andrew W. Code, Steven A. Davis and Sengal Selassie as Class I directors, each of whom shall hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

PROPOSAL 2:	FOR ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ended December 31, 2019.
PROPOSAL 3:	FOR the transaction of such other business as may properly come before the 2019 Annual Meeting and any adjournments thereof.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1, AND “FOR” THE RATIFICATION OF AUDITORS UNDER PROPOSAL 2.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the 2019 Annual Meeting. We have agreed to pay Morrow Sodali LLC a fee of $6,000. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING

Q:	Why did I receive these materials?
A:

We are making this Proxy Statement available to you on or around November 27, 2019 because the board of directors is soliciting your proxy to vote at the 2019 Annual Meeting to be held on Tuesday, December 31, 2019, at 10:00 a.m., Eastern Time, at the corporate headquarters of our Company located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, or at any adjournment or postponement thereof. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described below.

Q:	Who is entitled to attend and vote at the 2019 Annual Meeting?
A:

You can attend and vote at the 2019 Annual Meeting if, as of the close of business on November 22, 2019, the record date for the 2019 Annual Meeting, you were a stockholder of record of the Company’s Class A common stock or Class F common stock. As of the record date, there were 29,305,180 shares of our Class A common stock and 7,500,000 shares of our Class F common stock outstanding.

Q:	What are the voting rights of each class of stock?
A:

For each proposal, stockholders are entitled to cast one vote for each share of Class A common stock held as of the record date and 1 vote for each share of Class F common stock held as of the record date. There are no cumulative voting rights.

Q:	How do I gain admission to the 2019 Annual Meeting?
A:

If you are a registered stockholder, you must bring with you the top portion of your proxy card as your admission ticket and a government-issued photo identification (such as a valid driver’s license or passport) to gain admission to the 2019 Annual Meeting. If you are a registered stockholder and did not receive a proxy card, please call, William C. Finn, our Secretary at (518) 618-7161 to request admission to the meeting.

If you hold your shares in street name and want to attend the 2019 Annual Meeting, you must bring your government-issued photo identification, together with:

•        An admission ticket that you received from your bank, broker or other nominee; or

•        A letter from your bank, broker, or other nominee indicating that you were the beneficial owner of Company stock as of the record date; or

•        Your most recent account statement indicating that you were the beneficial owner of Company stock as of the record date.

All packages and bags are subject to inspection.

Q:	What is the difference between a registered stockholder and a stockholder who owns stock in street name?
A:

If you hold shares of Class A common stock or Class F common stock directly in your name, you are a registered stockholder. If you own your Company shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:	Can I vote my shares before the 2019 Annual Meeting?
A:

Yes. If you are a registered stockholder, you may vote your shares before the 2019 Annual Meeting by mail. You can vote your shares by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If your shares are held in street name, your bank, broker or other nominee should provide you with a voting instruction form that contains our proxy materials and instructions on how to vote online or to request a paper or email copy of our proxy materials.

Please see the information your bank, broker or other nominee provided you for more information on these voting options.

Q:	Can I vote in person at the 2019 Annual Meeting instead of by proxy?
A:

If you are a registered stockholder, you can vote at the 2019 Annual Meeting any shares that were registered in your name as the stockholder of record as of the record date.

If your shares are held in street name, you cannot vote those shares at the 2019 Annual Meeting unless you have a legal proxy from your bank, broker or other nominee. If you plan to attend and vote your street-name shares at the 2019 Annual Meeting, you should request a legal proxy from your broker, bank or other nominee and bring it with you to the 2019 Annual Meeting.

Whether or not you plan to attend the 2019 Annual Meeting, we strongly encourage you to vote your shares by proxy before the 2019 Annual Meeting.

Q:	Can I revoke my proxy or change my voting instructions once submitted?
A:

If you are a registered stockholder, you can revoke your proxy and change your vote before the 2019 Annual Meeting by:

•        Sending a written notice of revocation to our corporate headquarters to the attention of our Secretary (the notification must be received by 11:59 p.m. Eastern Time on December 30, 2019). The notice should be addressed as follows:

1308 Race Street, Suite 200
Cincinnati, Ohio 45202
Attn: Secretary

•        Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the 2019 Annual Meeting).

If your shares are held in street name, you should contact your bank, broker or other nominee about revoking your voting instructions and changing your vote before the 2019 Annual Meeting.

If you are eligible to vote at the 2019 Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the 2019 Annual Meeting by submitting a written ballot before the polls close.

Q:	What will happen if I submit my proxy but do not vote on a proposal?
A:

If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•        “FOR” the election of the election of Andrew W. Code, Steven A. Davis and Sengal Selassie, as Class I directors, each of whom shall hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal; and

•        “FOR” ratification of the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for the Company for the year ended December 31, 2019.

If any other item is properly presented for a vote at the meeting, the shares represented by your properly submitted proxy will be voted at the discretion of the proxies.

Q:	What will happen if I neither submit my proxy nor vote my shares in person at the 2019 Annual Meeting?
A:

If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee may vote your shares on certain “routine” matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your bank, broker or other nominee can:

•        Vote your street-name shares even though you have not provided voting instructions; or

•        Choose not to vote your shares.

The election of directors and any other matters you may be asked to vote on are not routine and cannot be voted by your bank, broker or other nominee without your instructions. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a “broker non-vote.”

Q:	What does it mean if I receive more than one set of materials?
A:

You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your bank, broker or other nominee for more information.

Q:	How many shares must be present to conduct business at the 2019 Annual Meeting?
A:

To carry on the business of the 2019 Annual Meeting, holders of shares of our outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum for the transaction of business at the 2019 Annual Meeting

Q:	What vote is required to approve each proposal?
A:

For Proposal 1, directors will be elected by a plurality of the votes of the shares of our Class A common stock and Class F common stock (voting together as a single class) present in person or represented by proxy at the 2019 Annual Meeting at which a quorum is present, which means that the 3 nominees receiving the highest number of affirmative votes will be elected.

For Proposal 2, the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class F common stock (voting together as a single class) present in person or represented by proxy at the 2019 Annual Meeting at which a quorum is present will be required for approval.

Q:	Are abstentions and broker non-votes counted in the vote totals?
A:

A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our 2019 Annual Meeting, only Proposal 2 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your bank, broker or other nominee will therefore not have discretion to vote on the election of directors, as this is a “non-routine” matter.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, as the 3 nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of directors. With regard to the affirmative vote of the shares present at the meeting required for Proposal 2, it is a routine matter so there will be no broker non-votes but abstentions will have no effect on the outcome of Proposal 2.

Q:	How are votes counted?
A:

In the election of directors, Proposal 1, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For Proposal 2, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will have no effect on the outcome of Proposal 2.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card, the shares will be voted as recommended by our board of directors. (See “What will happen if I submit my proxy but do not vote on a proposal?” above for additional information.)

Q:	Will any other business be transacted at the meeting? If so, how will my proxy be voted?
A:

Management does not know of any business to be transacted at the 2019 Annual Meeting other than those matters described in this Proxy Statement. The period specified in the Current Report on Form 8-K filed with the SEC on October 24, 2019 for submitting additional proposals to be considered at the meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the meeting, and any adjournments or postponements thereof, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Q:	Who will pay the cost of soliciting votes for the 2019 Annual Meeting?
A:

We will bear the entire cost for the solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and the accompanying materials. The largest expense in the proxy process is printing and mailing the proxy materials. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the 2019 Annual Meeting. We have agreed to pay Morrow Sodali LLC a fee of $6,000. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Proxies also may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. We have engaged Continental Stock Transfer & Trust Company and Broadridge Financial Solutions, Inc. to assist us in the distribution of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date.

Q:	What do I need to do now?
A:

We urge you to read carefully and consider the information contained in this proxy statement, including the exhibits, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	Who can help answer my questions?
A:

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202
Attn: Secretary
Telephone: (513) 618-7161

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals, call (800) 662-5200,
Banks and brokers, call (203) 658-9400
Email: LGC.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

PROPOSAL 1: ELECTION OF DIRECTORS

We have six directors. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The Class I directors consist of Andrew W. Code, Steven A. Davis and Sengal Selassie, and their term will expire at our first annual meeting of stockholders. The Class II directors consist of Messrs. Rigaud, McCall and White, and their term will expire at the second annual meeting of stockholders.

At the 2019 Annual Meeting, our stockholders will be asked to elect three directors, Andrew W. Code, Steven A. Davis and Sengal Selassie, as Class I directors for a two-year term expiring at the annual meeting of stockholders to be held in 2021. Each director will hold office until the director’s successor has been elected and qualified or until the director’s earlier death, resignation or removal.

On August 23, 2019, we entered into a Share Exchange Agreement (as amended, the “Share Exchange Agreement”) with Blue Valor Limited (the “Seller”), a company incorporated in Hong Kong and an indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group. Pursuant to the Share Exchange Agreement, we will purchase all of the issued and outstanding shares of a wholly-owned holding company organized in the Cayman Islands that at closing will hold the Blue Impact group business, a digital-first, intelligent and integrated global advertising & marketing services company (the “Blue Impact business”). We refer to the transactions contemplated by the Share Exchange Agreement as the “Blue Impact Business Combination.” Under the terms of the Share Exchange Agreement, we have agreed to have all of our directors, other than Messrs. McCall and White, resign from our board of directors as of the closing of the Blue Impact Business Combination and to ask our stockholders to, among other things, elect new directors to our board of directors in accordance with the provisions of the Share Exchange Agreement and the Investor Rights Agreement to be entered into at the closing of the Blue Impact Business Combination. We are holding our 2019 Annual Meeting in order to remain in compliance with the continued listing requirements of the New York Stock Exchange.

In addition, at a special meeting of our stockholders held on October 22, 2019, our stockholders approved an amendment to our amended and restated certificate of incorporation (the “Extension Amendment”) extending the date to which we have to consummate a business combination (the “Extension”) from November 21, 2019 to December 21, 2019, plus an option for the Company to further extend such date up to five times, initially to January 21, 2020 and thereafter by additional 30 day periods each to May 20, 2020 (the “Extended Date”). Our stockholders also approved an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated as of November 16, 2017, by and between the Company and Continental Stock Transfer & Trust Company to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from November 21, 2019 to the Extended Date.

Recommendation of our Board of Directors

Our board of directors recommends voting “FOR” the election of each of the director nominees as Class I directors, each of whom shall hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

Each proxy or vote instruction form will be voted for the election of each of the three Director nominees as Class I directors, unless the proxy contains contrary instructions. Shares of Class A common stock and Class F common stock represented by proxies received by the board of directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The board of directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the board of directors will be fixed at a lower number.

Each of the nominees currently serves as a member of our board of directors. Our directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the 2019 Annual Meeting. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

Information about the Board of Directors and Nominees for Election to the Board of Directors

If the proposed nominees for Class I directors are elected, the Company’s directors and executive officers will be as follows:

Name	Age	Title
Edwin J. Rigaud	76	Chief Executive Officer and Chairman
Darryl T. F. McCall	65	President, Chief Operating Officer and Director
William C. Finn	58	Chief Financial Officer and Secretary
Steven A. Davis	61	Director
Richard White	65	Director
Andrew W. Code	61	Director
Sengal Selassie	51	Director

Edwin J. Rigaud has served as our Chairman and Chief Executive Officer since inception and has more than 40 years of business experience across a multitude of operating and leadership roles. In 2007, Mr. Rigaud founded EnovaPremier and commenced operations through the acquisition of the assets of T&WA, Inc. Since that time, he has served as owner and the President and Chief Executive Officer of EnovaPremier (2007 – 2018) and as Chairman (2019) while guiding that company to a position as one of the leading providers of automotive tire & wheel pre-assembly services in the United States. Prior to founding EnovaPremier, Mr. Rigaud served in numerous operating and management capacities at Procter & Gamble from 1965 to 2001. Mr. Rigaud’s notable leadership positions at Procter & Gamble included his role as a Vice President of Food & Beverage Products and as a Vice President of Government Relations in North America. Adding to his experience as a senior manager, Mr. Rigaud developed significant expertise in product development and brand management having been the first Technical Brand Manager in the exploratory phase of Pringle’s, and ultimately the Product Development Group Leader during the execution of Pringle’s national launch. Mr. Rigaud also led the product development efforts of Secret Deodorant & Antiperspirant improvements, including key active ingredient technology and perfume upgrades, while having direct participation with the Leo Burnett Agency in the creation of the famous advertising slogan, “strong enough for a man, but made for a woman”. Mr. Rigaud’s leadership in these efforts helped to facilitate a major relaunch of the Secret brand. He was ultimately named a Director in Product Development. Outside of his corporate leadership experience, Mr. Rigaud has served on the Board of the Federal Reserve Bank of Cleveland and the Board of the local affiliate of Fifth Third Bank of Cincinnati. Mr. Rigaud has also held appointments by Governor Bob Taft to the Ohio Board of Regents, and by President George W. Bush to the national Institute of Museum and Library Services. In 1997, Mr. Rigaud became the first CEO of the National Underground Railroad Freedom Center, located in Cincinnati, Ohio. This 9-year development program included raising $110 million while working closely with John Pepper, former Chairman and CEO of Procter & Gamble, who served as the national building Campaign Chairman. Mr. Rigaud is also the head of one of the first African American co-ownership groups of a Major League Baseball franchise, the Cincinnati Reds.

We believe that Mr. Rigaud is well-qualified to serve as a member of the board of directors due to his leadership and management experience, operational experience and business contacts.

Darryl T. F. McCall has served as our President and COO since inception and is our director. With more than 35 years of domestic and international operating experience with consumer products businesses, Mr. McCall will provide us with a broad range functional expertise and executive leadership experience. Mr. McCall served as Executive Vice President and Executive Committee member at Coty, Inc. from 2008 to 2014 where his key responsibilities involved the management of numerous global manufacturing facilities and distribution centers. During his tenure at Coty, Mr. McCall also held major responsibilities related to the integration of 5 acquired businesses and helped lead the company through its $1.0 billion initial public offering in 2013. Prior to joining Coty, Mr. McCall held numerous positions at Procter & Gamble from 1978 to 2008. From 2007 to 2008, Mr. McCall was Product Supply Vice President — Global Fabric Care, leading a global organization comprised of more than 35 manufacturing operations centers and more than 16,000 employees. From 2005 to 2006, Mr. McCall served as General Manager of Procter & Gamble’s Global Personal Cleansing Care Division which oversees brands such as Camay, Gillette, Ivory, Olay, Old Spice, and Zest. Mr. McCall also held significant responsibilities for integrating certain of Procter & Gamble’s large acquisitions. Notable examples include the leadership of the supply chain integration of Gillette and Wella. Over the course of his career Mr. McCall has managed operations in Belgium, Canada, the United Kingdom, France, Switzerland and the United States. He also is an outside independent Director for HCP Packaging.

We believe that Mr. McMcall is well-qualified to serve as a member of the board of directors due to his operational experience, experience with acquisitions and post-acquisition integration experience and business contacts.

William C. Finn has served as our Chief Financial Officer and Secretary since August 2016. Mr. Finn has worked in the Commercial Finance Industry for more than 29 years. Mr. Finn has worked as a senior executive for several financial institutions, including National City Bank (Senior Vice President, May 2000 to April 2007), Wintrust Financial Corporation (Executive Vice President, April 2007 to November 2010) and Fifth Third Bank (Senior Vice President, November 2010 to January 2016). Over the course of his career, Mr. Finn has completed traditional commercial banking transactions for numerous privately-held and publicly-listed companies whose annual sales ranged from $10 million to $10 billion. Since January 2016, Mr. Finn has engaged in international business development activities as a shareholder of two companies: Isovac Products, a company that manufactures products that provide Chemical/Biological/Radiological isolation, containment and protection; and GSD Innovations, a technology distribution company that focuses primarily on domestic and international renewable energy, clean water and humanitarian efforts. Effective December 31, 2018, Mr. Finn sold his interest in GSD Innovations. In addition, since 2015, Mr. Finn has served as Managing Member of W.C. Financial, a boutique consulting firm that focuses on securing project financing for domestic and international opportunities related to renewable energy and infrastructure, ranging from $50 million to $500 million.

Steven A. Davis, our director, serves as chief executive officer of SDL Consulting LLC and served as Chairman of the Board and Chief Executive Officer of Bob Evans Farms, Inc. from 2006 to 2014. Bob Evans Farms is a diversified and integrated restaurant and packaged foods company. Before joining Bob Evans Farms, Mr. Davis served as the President of Long John Silver’s and A&W All-American Food at Yum! Brands from 2002 to 2006. Prior to his position as President of those businesses, he served in a variety of operations management and other senior executive positions within Yum! Brands, including Senior Vice President of Pizza Hut. Prior to that, Mr. Davis was employed by Kraft General Foods in a series of brand leadership positions, launching several successful new products, new packaging and business building marketing campaigns for household brands such as Budget Gourmet®, Philadelphia® Cream Cheese, and Velveeta®. Mr. Davis also has significant board experience. From 2006 to 2009, Mr. Davis served as a director of CenturyLink, a publicly-traded telecommunications firm. From 2009 to 2015, he served on the board of directors of the Walgreen Co., one of the world’s largest drugstore chains, as the Nominating and Corporate Governance Chair and on the Compensation and Finance Committees. Since July 2013, Mr. Davis has served as a member of the board of directors and as a member of the audit committee and the corporate governance and nominating committee for Marathon Petroleum Corporation, a U.S.-based refiner and distributor of gasoline. In 2015, Mr. Davis joined the board of directors for the Albertsons Companies, a food and drug retailer operating under banners such as Albertsons®, Randalls®, and Safeway®. In 2017, Mr. Davis has joined the board of directors for Sonic Corporation, one of the United States’ largest chains of drive-in restaurants.

We believe that Mr. Davis is well-qualified to serve as a member of the board of directors due to his public company experience, operational experience and business contacts.

Richard White, our director, has served as chief executive officer of Aeolus Capital Group Ltd., a financial and strategic management advisory firm, since May 2017. Mr. White served as Managing Director and head of Oppenheimer & Co. Inc.’s. Private Equity and Special Products Department from 2004 until April 2017. From 1997 until 2002, Mr. White was a Managing Director of CIBC Capital Partners, the private equity merchant banking division of Canadian Imperial Bank of Commerce, the successor by acquisition of Oppenheimer & Co., Inc. From 1985 until 1997, Mr. White was a Managing Director and one of approximately 30 General Partners of Oppenheimer & Co. Inc. Mr. White was responsible for founding and building several of its investment banking industry groups including consumer products, business services, industrials, technology, gaming and leisure, and real estate. Mr. White also headed Oppenheimer’s mergers and acquisitions department. Mr. White is a CPA. Mr. White is a member of the Board of Directors of Escalade, Incorporated, a sporting goods company (NASDAQ: “ESCA”) and Lead Independent Director of G-III Apparel Group Ltd., a manufacturer, retailer, and distributor of apparel (NASDAQ: “GIII”). Mr. White holds a Masters in Business Administration from the Wharton Graduate School of the University of Pennsylvania and a B.A. from Tufts University.

We believe that Mr. White is well-qualified to serve as a member of the board of directors because of his strong finance, accounting, strategic planning and investment management experience as well as his entrepreneurial disposition. Mr. White is considered an audit committee financial expert under SEC rules.

Andrew W. Code, our director, is a founder and Chairman of Promus Capital and Promus Equity Partners, a multi-family office founded in 2008 with a concentration in alternative assets such as private equity, impact investing, hedge funds, managed futures, and real estate. Prior to Promus, in 1988, Mr. Code founded CHS Capital, a $2.9 billion private equity fund that invests in middle market companies that design, manufacture and distribute a broad array of consumer and industrial products and services, and remained a partner there until 2012. Prior to founding CHS, Mr. Code was a Vice President with Citicorp’s Leveraged Capital Group from 1986 to 1988 and was employed by American National Bank in Chicago from 1981 to 1986. Mr. Code sits on the boards of SCP Pool (NASDAQ), Quality Control Corporation, Boat House Holdings, LLC and Ellison Bakery. He also sits on the boards of several private investment companies, including Resource Land Holdings, CapX Partners, LaSalle Capital Group, Sun Trading and Creation Investments. He is the President of the Code Family Foundation, is a founder and Chair of Chicago Fellowship, and sits on The University of Iowa Foundation Board and the Foundation Investment Committee where he has served as committee chair since 2014.

We believe that Mr. Code is well-qualified to serve as a member of the board of directors due to his financial and transactions experience and business contacts.

Sengal Selassie, our director, is co-chief executive officer and co-founder of Brightwood Capital Advisors, LLC, or Brightwood, an investment advisory firm providing debt and equity capital solutions to U.S. based companies with EBITDA of $5 million to $75 million. Mr. Selassie has been involved in all phases of the firm’s development since its founding in March 2010. He is a member of the Executive Committee and serves on the Investment Committee of all Brightwood managed funds. Prior to forming Brightwood, Mr. Selassie led a spinout from SG Capital Partners LLC (“SG Capital”), co-founding Cowen Capital Partners, LLC (“Cowen Capital”), where he served as Managing Partner from 2006 to 2009. Cowen Capital went on to form Trinity Investors. Mr. Selassie joined Cowen Capital from SG Capital, Cowen Capital’s predecessor fund where he worked from 1998 through 2006. At SG Capital he was a Managing Director and served as group head starting in 2002. While at Cowen Capital and SG Capital, Mr. Selassie made more than 25 investments in 11 portfolio companies. Prior to SG Capital, Mr. Selassie worked in the Mergers & Acquisitions Group at Morgan Stanley where he helped media and telecommunications companies execute strategic transactions from 1996 to 1998. He began his career in the Corporate Finance Group of the Investment Banking Division of Goldman Sachs in 1990. Mr. Selassie is a member of the New York and Connecticut Bar Associations. He earned his M.B.A. with distinction and J.D. cum laude from Harvard University. Mr. Selassie has an A.B. in Economics magna cum laude from Harvard College.

We believe that Mr. Selassie is well-qualified to serve as a member of the board of directors due to his financial and transactions experience and business contacts.

Involvement in Certain Legal Proceedings

During the past ten years, none of the Company’s executive officers, directors or nominees have (i) been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

During the past ten years (i) no petition has been filed under federal bankruptcy laws or any state insolvency laws by or against any of our executive officers, directors or nominees, (ii) no receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our executive officers, directors or nominees, and (iii) none of our executive officers, directors or nominees was an executive officer of any business entity or a general partner of any partnership at or within two years before the filing of a petition under the federal bankruptcy laws or any state insolvency laws by or against such entity. All of the Company’s executive officers, directors and nominees listed above are U.S. citizens.

As of the date of this proxy statement, we are not subject to any material legal proceedings, nor, to our knowledge, are any material legal proceedings threatened against us or any of our executive officers or directors in their corporate capacity.

Board Meetings

During 2018 and 2019, there were seven meetings and four meetings of our board of directors, respectively. All of our directors attended at least 75% of the meetings held during these years. All directors are expected to attend meetings of the board of directors, meetings of the Committees upon which they serve and meetings of our stockholders absent cause.

Director Independence

NYSE listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have appointed four “independent directors” as defined in the NYSE listing standards and applicable SEC rules to serve on our board of directors. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. The charter of each committee is available on our website. Our audit committee, compensation committee and nominating and corporate governance committee are composed solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Richard White, Andrew W. Code, and Steven A. Davis. Mr. White serves as chairman of the audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have three members on the audit committee. The rules of NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Messrs. White, Code, and Davis qualify as independent directors under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that Mr. White qualifies as an “audit committee financial expert” as defined in applicable SEC rules. During 2018 and 2019, there were four meetings and three meetings of the audit committee, respectively. Each member of the audit committee attended at least 75% of the meetings held by the audit committee during these years.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors consisting of three members. The members of our Compensation Committee are Richard White, Andrew W. Code, and Steven A. Davis. Mr. Davis serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance are Richard White and Sengal Selassie. Mr. Selassie serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee are to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

Director Nominations

Our nominating and corporate governance committee has recommended to the board of directors our candidates for nomination for election at the 2019 Annual Meeting of the stockholders. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, nor in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2018 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed copies of our code of ethics, our audit committee charter, our compensation committee charter and our nominating committee charter as exhibits to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors have materially affected or will materially affect our ability to complete our business combination, including the proposed Blue Impact Business Combination. Our amended and restated certificate of incorporation renounces our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Our sponsor, executive officers and directors may become involved with subsequent blank check companies similar to our company. When you consider the recommendation of our board of directors to vote FOR” the election of each of the director nominees as Class I directors, you should be aware that aside from its interest as a stockholder, our Sponsor and certain of its affiliates and certain members of our board of directors and officers have interests in Legacy that are different from, or in addition to, the interests of our stockholders generally. These interests include, among other things:

•        None of our officers or directors are required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented. For a complete description of our management’s other affiliations, see “Certain Relationships and Related Transactions, and Director Independence” in this proxy statement.

•        Our initial stockholders have agreed to waive their redemption rights with respect to their shares of Class F common stock and any shares of Class A common stock in connection with the consummation of our initial business combination. Additionally, our initial stockholders have agreed to waive their redemption rights with respect to their shares of Class F common stock if we fail to consummate an initial business combination by the Extended Date. If we do not complete an initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants will be used to fund the redemption of our shares of Class A common stock, and the private placement warrants will expire worthless. With certain limited exceptions, shares of Class F common stock are not transferable, assignable or salable by our sponsor until the earlier of (1) one year after the completion of an initial business combination and (2) the date on which we consummate a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after an initial business combination that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination, the shares of Class F common stock will be released from the lock-up. With certain limited exceptions, the private placement warrants and the common stock underlying such warrants, will not be transferable, assignable or salable by our sponsor until 30 days after the completion of an initial business combination.

•        Our sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to shares of Class F common stock if we fail to complete a business combination by the Extended Date.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to such business combination.

•        Our sponsor, directors and executive officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if a business combination is not consummated by the Extended Date.

•        All rights specified in our charter relating to the right of our directors and officer to be indemnified by us, and of our directors and officers to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved consummated by the Extended Date and we liquidate, we will not be able to perform our obligations to our directors and officers under those provisions.

•        None of our executive officers or directors has received any cash compensation for services rendered to Legacy. All of the current members of our board of directors are expected to continue to serve as directors through the consummation of an initial business combination and may continue to serve following the closing of a business combination and receive compensation thereafter. Under the terms of the Share Exchange Agreement, Richard White and Darryl T.F. McCall are expected to serve as directors for the post-business combination company if the Blue Impact Business Combination closes.

•        Our sponsor, our directors and executive officers, and any entity with which they are affiliated, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if we fail to consummate a business combination by the Extended Date, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a business combination is not completed by the Extended Date.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations that may present a conflict of interest:

Name of Individual	Entity Name	Entity’s Business	Affiliation
Edwin J. Rigaud	EnovaPremier, LLC	Automotive supply company	Chairman
	AACE LLC	Co-owner of the Cincinnati Reds	Manager
	AALI, LLC and AALI-2, LLC	Investment vehicle	Manager
	ICS LLC (dba Kurense)	Prepaid credit cards for students’ tuition refunds and employee payroll payments	Chairman
	REEAAL, LLC and REEAAL-2, LLC	Real estate investments	Manager
Darryl McCall	HCP Packaging	Plastic component packaging for the beauty, cosmetics and skin care market	Director
	Darryl McCall Consulting, LLC	Consumer Packaged Goods and Operations Consulting	Principal
William C. Finn	W.C. Financial	Boutique consulting services	Managing Member
Steven A. Davis	Marathon Petroleum Corporation	Refinery and gasoline distribution	Director
	Albertsons Companies	Food and drug retailer	Director
	Sonic Corporation	Restaurant chain	Director
Richard White	Aeolus Capital Group LLC	Financial and strategic management advisory firm	Chief Executive Officer
	Escalade, Incorporated	Sporting goods	Director
	G-III Apparel Group Ltd.	Apparel	Lead Independent Director
Andrew Code	Promus Capital	Investments	Chairman
	SCP Pool	Pool supplies	Director
	Quality Control Corporation	Electronic parts supplier	Director
	Boat House Holdings, LLC	Boat dealership	Director
	Ellison Bakery	Wholesale bakery	Director
Sengal Selassie	Brightwood Capital Advisor, LLC	Investments	Co-Chief Executive Officer

Accordingly, if any of the above executive officers or directors become aware of a business combination opportunity which is suitable for any of the above entities to which he or she has then-current fiduciary or contractual obligations, he or she will honor these obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations have materially affected or will materially affect our ability to complete a business combination, including the proposed Blue Impact Business Combination. Our amended and restated certificate of incorporation renounces our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view. The proposed Blue Impact Business Combination does not involve a company that is affiliated with our sponsor, officers or directors.

In the event that we submit our initial business combination to our public stockholders for a vote (which we intend to do with the proposed Blue Impact Business Combination), our initial stockholders have agreed to vote their shares of Class F common stock and any shares of Class A common stock purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any shares of Class A common stock purchased during or after the offering in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by Delaware law.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We also have obtained a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

None of our executive officers have received any cash compensation for services rendered to us. Until the earlier of consummation of an initial business combination and our liquidation, since November 16, 2017, we have paid and will continue to pay our sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. We may pay our executive officers, directors, members of our Advisory Council or other members of our sponsor for consulting related services, such as due diligence, in connection with the investigation of potential target companies; however, we have not done so to date in connection with the proposed Blue Impact Business Combination. Our sponsor, executive officers and directors, or any of their respective affiliates, have been and will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including in respect of the proposed Blue Impact Business Combination. Our independent directors regularly receive information on payments made to officers and directors and a summary of cash disbursements to our sponsor, officers, directors or our or their affiliates and have opportunity to request detail regarding such expenses.

After the completion of an initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company; although, other than Mr. McCall, whom we expect to remain with the post-business combination company as a director, we do not expect any members of our management team to remain with us if the Blue Impact Business Combination closes. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. Under the terms of the Share Exchange Agreement, Richard White and Darryl T.F. McCall are expected to serve as directors for the post-business combination company if the Blue Impact Business Combination closes. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of an initial business combination has been or will be a determining factor in our decision to proceed with any potential business combination, including the proposed Blue Impact Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

DIRECTOR COMPENSATION

None of our directors have received any cash compensation for services rendered to us. We may pay our directors for consulting related services, such as due diligence, in connection with the investigation of potential target companies with which we are in discussion. Our directors have been and will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including the proposed Blue Impact Business Combination. Our independent directors regularly receive information on payments made to officers and directors and a summary of cash disbursements to our sponsor, officers, directors or our or their affiliates and have opportunity to request detail regarding such expenses.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the board of directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of the New York Stock Exchange.

Management has primary responsibility for the system of internal controls and the financial reporting process. WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (“Withum”), has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2018 with the Company’s management and Withum. The Audit Committee has also discussed with Withum the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications. The Audit Committee has received and reviewed the written disclosures and the letter from Withum required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Withum are compatible with maintaining their independence. The Audit Committee has also discussed with Withum the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding Communication with Audit Committees.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission and instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE Richard White Andrew W. Code Steven A. Davis

The foregoing report of the Audit Committee shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and are not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate either such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock at November 22, 2019, for:

•        each person who we know beneficially owns more than five percent of either Class A or Class F common stock;

•        each of our executive officers and directors; and

•        all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, and subject to applicable community property laws and similar laws, based on the information furnished to us, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of November 22, 2019. Unless otherwise noted below, the business address of each of the following entities or individuals is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

Applicable percentage ownership is based on 29,305,180 shares of Class A common stock and 7,500,000 shares of Class F common stock outstanding at November 22, 2019.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Principal Stockholders:
Coliseum Capital Management, LLC(2) 105 Rowayton Avenue, Rowayton, CT 06853	2,970,000	8.1%
Basso Capital Management, LP(3) 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902	1,602,108	4.4%
The K2 Principal Fund, L.P.(4) 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2	1,520,500	4.1%
Park West Asset Management LLC(5) c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939	2,970,000	8.1%
Aleyska Investment Group, L.P.(6) 77 West Wacker Drive, 7th Floor Chicago, Illinois 60601	2,205,003	6.0%
Legacy Acquisition Sponsor I LLC(7)	7,500,000	20.4%
Directors and Executive Officers:(8)
Edwin J. Rigaud(7)(8)	7,500,000	20.4%
Darryl McCall(8)	—	—
William Finn(8)	—	—
Steven A. Davis(8)	—	—
Richard White(8)	—	—
Andrew Code(8)	—	—
Sengal Selassie(8)	—	—
All directors and executive officers as a group(8) (7 individuals)	7,500,000	20.4%

____________

*        Less than one percent.

(1)      This table is based on 36,805,180 shares of Class A common stock outstanding at November 22, 2019, of which 29,305,180 were Class A common stock and 7,500,000 were Class F common stock. The information reflected in this table is based upon information furnished to us by the respective stockholders or contained in filings made with the SEC.

(2)      Based solely on a Schedule 13G filed with the SEC on December 11, 2017, Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Adam Gray (“Gray”) and Christopher Shackelton (“Shackleton”) reported shared voting power and shared dispositive power with respect to 2,970,000 shares of our common stock and no sole voting power or sole dispositive power as to any shares of common stock. According to this Schedule 13G, CCM is the investment adviser to CCP, which is an investment limited partnership; CC is the General Partner of CCP; and Gray and Shackelton are the managers of CC and CCM. According to this Schedule 13G, CCM, CC, CCP, Gray and Shackleton may be deemed to be members of a group with respect to the Common Stock owned of record by CCP and a separate account managed by CCM (the “Separate Account”). CCP is reported in the Schedule 13G as the record owner of 2,172,352 shares of Common Stock and the Separate Account is the record owner of 797,648 shares of Common Stock.

(3)      Based solely on a Schedule 13G filed with the SEC on October 15, 2019, Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP), and Howard I. Fischer (“Fischer”) reported shared voting power and shared dispositive power as to 1,602,108 shares of our common stock and no sole voting power or sole dispositive power as to any shares of our common stock. This Schedule 13G relates to shares of our common stock directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Fischer may be deemed to indirectly beneficially own the shares of our common stock reported in this Schedule 13G

(4)      Based solely on a Schedule 13G/A filed with the SEC on February 9, 2018, filed by Daniel Gosselin (“Gosselin”), Shawn Kimel Investments, Inc., an Ontario corporation (“SKI”), The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund”), K2 GenPar L.P., an Ontario limited partnership (the “GP”), K2 GenPar 2009 Inc., an Ontario corporation (“GenPar 2009”), and K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates”). According to this amendment to Schedule 13G, (a) Mr. Gosselin is president of each of SKI, the GP, GenPar 2009 and K2 & Associates; (b) the GP is the general partner of the Fund, and GenPar 2009 is the general partner of the GP; and (c) GenPar 2009 is a direct wholly-owned subsidiary of SKI. K2 & Associates is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund. The K2 Principal Fund, L.P. reported in this amendment to Schedule 13G shared voting power and shared dispositive power as to 1,520,500 shares of Class A common stock underlying Units that are held of record by The K2 Principal Fund, L.P., and no sole voting power or dispositive power as to any shares. Each of Gosselin, SKI, the Fund, GP, GenPar2009, and K2&Associates may be deemed to be beneficial owners of the 1,520,500 shares of Class A common stock that are held by The K2 Principal Fund, L.P. Mr. Gosselin reported in this amendment to the Schedule 13G that he is president of each of SKI, the GP, GenPar 2009 and K2 and Associates, and exercises ultimate voting and investment powers over the 1,520,500 shares of the Issuer’s Units that are held of record by The K2 Principal Fund, L.P.

(5)      Based solely on a Schedule 13G/A filed with the SEC on February 14, 2018, (i) Park West Asset Management LLC (“PWAM”), a Delaware limited liability company and the investment manager to (a) Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company reported that is the holder of 2,649,093 Units of the Company, with each Unit consisting of one share of the Company’s Class A common stock, and one warrant to purchase one-half of one share of Common Stock at a price of $5.75 per half share, and (b) Park West Partners International, Limited (“PWPI” and, collectively with PWIMF, the “PW Funds”), a Cayman Islands exempted company reported that is the holder of 320,907 Units; (ii) PWIMF; and (iii) Peter S. Park, as the sole member and manager of PWAM. According to this amendment to Schedule 13G, the PW Funds reported shared voting power and shared dispositive power as to the 2,970,000 Units held in the aggregate, which Units may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI, and (y) indirectly by Mr. Park, as the sole member and manager of PWAM, and sole voting power and sole dispositive power as to no Units.

(6)      Based solely on a Schedule 13G filed with the SEC on February 14, 2019, Alyeska Investment Group, L.P. (“Alyeska Group”), Alyeska Fund GP, LLC (“Alyeska GP”), Alyeska Fund 2 GP, LLC (“Alyeska Fund 2”), and Anand Parekh (“Parekh”) reported shared voting power and shared dispositive power with respect to 2,205,003 shares of our Class A common stock and no sole voting power or sole dispositive power as to any shares of Class A common stock. According to the Schedule 13G, (a) Aleyska Group is a registered investment advisor under the Investment Advisors Act of 1940, as amended; (b) Alyeska GP serves as the general partner and control person of Alyeska Master Fund, L.P.; (c) Alyeska Fund 2 serves as the general partner and control person of Alyeska Master Fund 2, L.P.; and (d) Parekh is the chief executive officer and control person of Alyeska Investment Group, L.P.

(7)      Based on a on a Schedule 13G/A filed with the SEC on February 11, 2019 by Legacy Acquisition Sponsor I LLC and Edwin J. Rigaud. Represents shares held by our sponsor. The shares held by our sponsor are beneficially owned by Edwin J. Rigaud, our Chairman and Chief Executive Officer and the managing member of our sponsor, who has sole voting and dispositive power over the shares held by our sponsor. Each of our officers and directors is a member of our sponsor. Does not include shares issuable to our sponsor in respect of the private placement warrants as discussed below.

(8)      Interests shown consist solely of founder shares, classified as shares of Class F common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

Immediately after our initial public offering, our initial stockholders beneficially owned 20.0% of the then issued and outstanding shares of our common stock. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our amended and restated certificate of incorporation and approval of significant corporate transactions.

Our sponsor purchased an aggregate of 17,500,000 private placement warrants at a price of $0.50 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering on November 21, 2017. Each private placement warrant entitles the holder to purchase one-half of one share of our Class A common stock at $5.75 per half share. A portion of the purchase price of the private placement warrants has been added to the proceeds from our initial public offering held in the Trust Account pending completion of the Company’s initial business combination. If we do not complete our initial business combination by the Extended Date, the private placement warrants will expire worthless. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) are not transferable, assignable or salable until 30 days after the completion of the initial business combination and are non-redeemable so long as they are held by the Sponsor or its permitted transferees. The private placement warrants will not be redeemable by us so long as they are held by our sponsor or its permitted transferees. If the private placement warrants are held by holders other than our sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the Units sold in our initial public offering and have no net cash settlement provisions. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the Units in our initial public offering. In addition, for as long as the private placement warrants are held by Loop Capital LLC or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement for our initial public offering.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

In October 2016, the sponsor purchased 8,625,000 shares of Class F common stock (the “Founder Shares”) for $25,000, or approximately $0.001 per share (see “Note 5, Stockholders’ Equity” to our audited financial statements for the year ended December 31, 2017 in our 2017 Annual Report on Form 10-K). The Founder Shares are identical to the Class A common stock included in the Units being sold in our initial public offering except that the Founder Shares are convertible under the circumstances described below and subject to certain transfer restrictions, as described in more detail below. The sponsor agreed to forfeit up to 1,125,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters (see “Note 3, Public Offering” and “Note 5, Stockholders’ Equity” to our audited financial statements for the year ended December 31, 2017 in our 2017 Annual Report on Form 10-K) so that the initial stockholder will own 20.0% of the Company’s issued and outstanding shares after our initial public offering. As discussed further in “Note 3, Public Offering” and “Note 5, Stockholders’ Equity” to our audited financial statements for the year ended December 31, 2017, on November 27, 2017, the underwriters’ notified the Company that they would not exercise the overallotment option and, as such, the 1,125,000 shares that were subject to forfeiture have been forfeited as of the closing of our initial public offering on November 21, 2017. The Founder Shares will automatically convert into shares of Class A common stock at the time of the business combination on a one-for-one basis, subject to adjustment as described in the Company’s amended and restated certificate of incorporation.

The Company’s initial stockholder has agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial business combination, or earlier if, subsequent to the Company’s initial business combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial business combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

In addition, in October 2016, the sponsor also provided $1,000 as an initial advance under the related party loan that is discussed below.

Private Placement Warrants

Upon the closing of our initial public offering on November 21, 2017, the sponsor paid the Company $8,750,000 for the private placement purchase from the Company of 17,500,000 warrants at $0.50 per warrant, or the “private placement warrants”. Each private placement warrant entitles the holder to purchase one-half of one share of Class A common stock at $5.75 ($11.50 per whole share). The purchase price of the private placement warrants have been added to the proceeds from our initial public offering held in the Trust Account pending completion of the Company’s initial business combination.

The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial business combination and they will be non-redeemable so long as they are held by the sponsor or its permitted transferees. If the private placement warrants are held by someone other than the sponsor or its permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in our initial public offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the Warrants being sold as part of the Units in our initial public offering and have no net cash settlement provisions. If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Warrants issued to the sponsor will expire worthless.

Registration Rights

The holders of the Founder Shares and private placement warrants are entitled to registration rights to require us to register a sale of any of our securities held by them (in the case of the Founder Shares, only after conversion to our Class A common stock) pursuant to a registration rights agreement dated November 16, 2017. These holders are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder Shares, upon the earlier of (A) one year after the completion of our initial business combination or (B) if, subsequent to our business combination, the last sale price of the Class A common stock (x) equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property, and (ii) in the case of the private placement warrants and the respective Class A common stock underlying such warrants, 30 days after the completion of our initial business combination. We will bear the costs and expenses of filing any such registration statements.

Certain Relationships and Related Party Transactions

In October 2016, our sponsor purchased 5,750,000 shares of Class F common stock for an aggregate purchase price of $25,000, or approximately $0.003 per share. On September 18, 2017, we effectuated a 1.5-for-1 stock split in the form of a dividend, resulting in 8,625,000 shares of Class F common stock outstanding and held by our sponsor (up to 1,125,000 of which are subject to forfeiture).

Pursuant to the warrant purchase agreement with our sponsor, effective as of October 24, 2017, we granted our sponsor a right of first refusal, in whole or in part, with respect to the sale of any equity with preference senior to any terms of the Class A common stock, or debt financing, whether senior or subordinated (other than senior debt provided by a traditional lending institution (e.g., Bank of America), containing no equity component or kicker, and up-front fee or OID of not more than 2%, a term of not less than 5 years, and an “all in” interest rate of not greater than 7.5% (including any LIBOR component or floor)), and whether or not secured, in each case in connection with the financing of our initial business combination (excluding any issuance and sale of additional Class A common stock, an “Acquisition Financing”). Certain members of our sponsor have the right, but not the obligation, to provide some or all of the Acquisition Financing on substantially the same terms and conditions as offered by a third party.

Certain members of our sponsor, each an institutional entity unaffiliated with our management team, purchased Units in our initial public offering. Each such investor’s ownership interests in our sponsor is subject to reduction in the event that such investor does not own the number of shares of Class A common stock equal to the number of shares underlying the Units for which such investor purchased following the consummation of our initial business combination. There can be no assurance what amount of equity such entities will retain, if any, upon the consummation of our initial business combination.

In addition, an additional institutional investor unaffiliated with our management team or sponsor entered into an agreement with our sponsor pursuant to which such investor has the option to purchase up to 600,000 founder shares and 1,400,700 private placement warrants from our sponsor, at the cost paid by the sponsor, at any time beginning on the date of the consummation of the business combination and terminating the date thereafter. Such investor purchased Units in our initial public offering. The number of founder shares and private placement warrants that such investor may purchase pursuant to its option will be reduced in the event that such investor does not own the number of shares of Class A common stock equal to the number of shares underlying the Units for which such investor purchased at the time that the investor exercises its option. There can be no assurance as to what amount of equity such investor will retain, if any, upon the consummation of our initial business combination.

As more fully discussed in “Proposal 1: Election of Directors — Conflicts of Interest,” if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We entered into an Administrative Services Agreement on November 16, 2017 pursuant to which we are obligated to pay our sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. None of the $10,000 per month payment will be received by our officers or directors or their affiliates. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes until May 20, 2020, our sponsor will be paid a total of $300,000 ($10,000 per month) for office space, utilities, secretarial support and other administrative and consulting services and will be entitled to be reimbursed for any out-of-pocket expenses.

We may pay our executive officers, directors, members of our Advisory Council or other members of our sponsor for consulting related services, such as due diligence, in connection with the investigation of potential target companies with which we are in discussion.

Our sponsor, executive officers and directors, or any of their respective affiliates, have been and will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including in respect of the proposed Blue Impact Business Combination. Our audit committee regularly reviews information on payments made to our officers and directors and a summary of cash disbursements made to our sponsor, officers, directors or our or their affiliates and are provided opportunity to request detail regarding such expenses. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our initial public offering, our sponsor loaned us approximately $574,000 to be used for a portion of the expenses of our initial public offering and for consulting services provided by third parties to the sponsor related to our initial public offering. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2017 or the closing of our initial public offering. Upon the closing of our initial public offering, on November 21, 2017, $100,000 of the loans were repaid and the remaining approximately $474,000 was converted into private placement warrants as a part of the $8,750,000 paid by the sponsor for the private placement warrants.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our sponsor, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company; although, other than Mr. McCall, whom we expect to remain with the post-business combination company as a director, we do not expect any members of our management team to remain with us if the Blue Impact Business Combination closes. All amounts will be fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive officer and director compensation.

Related Party Policy

Prior to the consummation of our initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our initial public offering, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, our initial stockholders have agreed to vote their shares of Class F common stock and any shares of Class A common stock purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any shares of Class A common stock purchased during or after the offering in favor of our initial business combination.

PROPOSAL 2: FOR RATIFICATION OF WITHUMSMITH+BROWN, PC
AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our board of directors, upon the recommendation of the Audit Committee, has ratified the appointment of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The Audit Committee of our board of directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint WithumSmith+Brown, PC as our independent public accountant firm, we believe that submitting the appointment of WithumSmith+Brown, PC to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment may be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders.

We do not expect representatives of WithumSmith+Brown, PC will be present at the 2019 Annual Meeting nor available to answer stockholders’ questions.

Assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class F common stock that are present in person or by proxy and entitled or required to vote on Proposal 2 will be necessary to ratify the appointment of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Since Proposal 2 is a routine matter, there will be no broker non-votes, and abstentions will have no effect on the vote in respect of Proposal 2.

Recommendation

Our board of directors recommends that stockholders vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Audit Fees and All Other Fees

The following is a summary of fees paid or to be paid to WithumSmith+Brown, PC, or Withum, for services rendered.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the quarterly financial information for the respective periods and other required filings with the SEC for the fiscal years ended December 31, 2018 and December 31, 2017 totaled approximately $57,000 and $45,500, respectively. Of these amounts, $31,500 for the year ended December 31, 2017 were in connection with the Company’s initial registration statement. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal years ended December 31, 2018 and December 31, 2017, we did not pay Withum any audit-related fees.

Tax Fees.    Fees charged by Withum for tax return services, planning and tax advice for the fiscal years ended December 31, 2018 and December 31, 2017, respectively, were approximately $2,500 and $2,500.

All Other Fees.    We did not pay Withum for any other services for the years ended December 31, 2018 and December 31, 2017.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee and board of directors were approved by our management. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to select other auditors for the subsequent year. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interest of the Company and its stockholders.

ANNUAL REPORT

Our 2018 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2018, is available on our website at under “Investors” and “SEC Filings.” Otherwise, please call (513) 618-7161 and a copy will be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2018 by writing to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders or other interested parties may communicate with any director or committee of the board of directors by writing to them c/o Chairman of the Board of Directors, Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to board of directors.

All of our directors intend to attend the 2019 Annual Meeting either in person or telephonically.

DEADLINES FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

We provide stockholders with the opportunity, under certain circumstances and consistent with our Bylaws and the rules of the SEC, to participate in the governance of the Company by submitting proposals and director nominations for consideration at our annual meetings of stockholders. Proposals from stockholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). For a proposal to be included in our proxy statement and proxy card for our 2020 Annual Meeting of Stockholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than July 24, 2020. Additionally, if our 2020 Annual Meeting of Stockholders is held on December 31, 2020, any stockholder proposal or director nomination for our 2020 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered “untimely” if it is received by us prior to the close of business on September 2, 2020 or after the close of business on October 2, 2020. An untimely proposal may not be brought before or considered at our 2020 Annual Meeting of Stockholders. Any stockholder proposal or director nomination submitted must also be made in compliance with our Amended and Restated Certificate of Incorporation and Bylaws.

All stockholder proposals and director nominations must be addressed to the attention of William C. Finn, our Secretary at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202 or as otherwise specified in our bylaws at such time. The chairman of our 2020 Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal or director nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: William C. Finn, Secretary. Our proxy materials are also available on the Investors section of our website at.

OTHER MATTERS

As of November 22, 2019, our board of directors knows of no other business to be acted upon at the 2019 Annual Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.

BY ORDER OF THE BOARD OF DIRECTORS,

William C. Finn
Chief Financial Officer and Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

LEGACY ACQUISITION CORP.

2019 Annual Meeting of Stockholders

December 31, 2019, 10:00 A.M. local time

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Directors – Class I Nominees:
   (1) Andrew W. Code
   (2) Steven A. Davis
   (3) Sengal Selassie

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Ratification of independent registered public accounting firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____ **Date**_______________**, 2019.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2019 Proxy Statement and the 2018 Annual Report to Stockholders are available at: https://www.cstproxy.com/legacyacquisition/am2019

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

LEGACY ACQUISITION CORP.

The undersigned stockholder(s) of Legacy Acquisition Corp. hereby appoint(s) Edwin J. Rigaud and William C. Finn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them, individually, to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock and Class F common stock of Legacy Acquisition Corp. held of record by the undersigned at the close of business on November 22, 2019 at the 2019 Annual Meeting of Stockholders of Legacy Acquisition Corp. to be held at 10:00 am Eastern Time at Legacy Acquisition Corp.'s corporate headquarters located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202 on December 31, 2019, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy heretofore given to vote said shares at the 2019 Annual Meeting and hereby ratifies all that said proxies may do at the 2019 Annual Meeting or any adjournment or postponement thereof.any

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)